SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2006 (July 24, 2006)

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Knight Capital Group, Inc.

Current Report on Form 8-K

Item  5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 25, 2006, Knight Capital Group, Inc. (the “Company”) issued a press release announcing that, effective July 24, 2006, Laurie M. Shahon was unanimously elected to the Company’s Board of Directors. No transactions occurred in the last two years to which the Company was a party in which Ms. Shahon had or is to have a direct or indirect material interest. The committees of the Board of Directors to which Ms. Shahon will be named have not been determined at this time.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 - Press Release of Knight Capital Group, Inc. issued on July 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: July 26, 2006

KNIGHT CAPITAL GROUP, INC.

By:	/s/ Andrew M. Greenstein
Name:	Andrew M. Greenstein
Title:	Managing Director, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Knight Capital Group, Inc. issued on July 25, 2006.